Exhibit 99.1

PRESS RELEASE

Contact:	Kenneth W. Smith
Chief Financial Officer
CIRCOR International, Inc.
(781) 270-1200

CIRCOR Announces Third Quarter Earnings of $0.62 per share

•	Earnings excluding special charges, gain on sale of affiliate and tax benefits were $0.59 per share, up 26% over last year.
•	Orders increase 33% and backlogs 39% to reach another record on strong energy project activity

Burlington, MA, October 31, 2007

CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other fluid control devices for the instrumentation, aerospace, thermal fluid and energy markets, today announced results for the third quarter and nine months ended September 30, 2007.

Revenues for the 2007 third quarter were $164.0 million, an increase of 9% from $150.4 million for the third quarter 2006 period. Net income for the third quarter of 2007 increased 42% to $10.4 million, or $0.62 per diluted share compared to $7.3 million or $0.45 per diluted share for the third quarter of 2006. Net income for the third quarter of 2007 includes three transactions: $0.09 per diluted share for special charges primarily related to accelerated vesting of equity awards for retiring executives; $0.06 per share for a gain on sale of the Company’s interest in an unrelated business; plus a $0.06 per share benefit from lower income tax expense resulting from tax law changes and lower rates in Germany and the United Kingdom.

For the nine months ended September 30, 2007, revenues were $491.2 million, an increase of 16% from $422.1 million for the comparable period in 2006. Net income for the first nine months of 2007 was $27.8 million, or $1.67 per diluted share, an increase of 47% from $18.9 million, or $1.16 per diluted share, in the same period last year. Results for the first nine months of 2007 include $0.14 per diluted share of special charges for facility consolidation and accelerated vesting of equity awards for the Company’s retiring executives, partially offset by a $0.06 per share for a gain on sale of the Company’s interest in an unrelated business and the $0.06 per share benefit from German and UK tax law and rate changes.

The Company received orders totaling $186.0 million during the third quarter of 2007, increasing 33% over the third quarter of 2006, and a 19% decrease from the second quarter of 2007. For the first nine months of 2007, orders totaled $601.2 million with September 30, 2007, backlog reaching another record level of $395.7 million, representing increases of 12% and 39%, respectively, over the same periods in 2006.

During the third quarter of 2007, the Company generated $11.5 million of free cash flow (defined as net cash from operating activities, less capital expenditures and dividends paid) and, for the first nine months of 2007, the Company had positive free cash flow of $11.5 million despite higher working capital needed to support the Company’s record orders and backlog. This compares favorably to the first nine months of 2006 during which the Company generated $4.1 million of free cash flow. The improvement from 2006 largely resulted from the sharp increase in profitability.

Circor’s Instrumentation and Thermal Fluid Controls Products segment revenues increased 7% to $85.1 million from $79.2 million in the third quarter of 2006. Incoming orders for this segment were $90.0 million, up 8%, while this segment’s backlog at September 30, 2007, reached a record $135.1 million, a 13% increase from one year ago, and a 4% increase from the end of the second quarter of 2007. This segment’s operating margin for the third quarter was 7.1% compared to the 9.5% operating margin achieved in the third quarter of 2006. The third quarter margin represented a 160 basis point decrease from the second quarter of 2007, excluding special charges, reflecting cost/price pressures continuing within the Instrumentation market and higher legal costs associated with asbestos claims within one of the Company’s Thermal Fluid Products businesses.

Circor’s Energy Products segment revenues increased 11% to $78.9 million from $71.2 million in the third quarter of last year. Incoming orders for the quarter were $96.0 million and ending backlog totaled another record at $260.6 million compared to incoming orders of $57.0 million and ending backlog of $164.9 million in the same periods last year. This segment’s operating margin reached 17.4% during the third quarter of 2007 compared to 13.2% for the third quarter of 2006, reflecting shipments of higher-margin products.

David A. Bloss, Sr., Circor’s Chairman and Chief Executive Officer, said, “As expected, we witnessed some sequential softening in market activities this quarter within our energy products businesses from their record levels as distributor inventories caught up with demand and project awards returned to more normal levels. Prospects into 2008 remain healthy as this segment’s profitability and backlogs remain at record levels.”

Mr. Bloss continued, “Results for our Instrumentation and Thermal Fluid Control Products segment were mixed. Incoming order rates improved in all primary markets including steam, instrumentation and general aerospace, except for our military landing gear market where large annual orders were received in the previous quarter. We continue to make progress on our profit improvement initiatives within this segment, but will not fully recognize cost reduction benefits from component sourcing until the first half 2008. Some selective pricing increases have been successfully instituted as well. These improvements have been offset by higher legal costs associated with asbestos claims filed against a subsidiary of the company within this segment.”

Circor provided guidance for its fourth quarter 2007 results, indicating it expects earnings to be in the range of $0.54 to $0.59 per diluted share, excluding any special charges. The guidance compares to earnings in the fourth quarter of 2006 of $0.63 per diluted share, which included $0.01 per share for a facility consolidation.

CIRCOR International has scheduled a conference call to review its results for the third quarter of 2007 tomorrow, November 1, 2007, at 10:30 am ET. Interested parties may access the call by dialing (888) 599-8691 from the US and Canada and (913) 981-5543 from international locations. A replay of the call will be available from 1:30 pm ET on November 1, 2007, through 1:30 pm ET on November 8, 2007. To access the replay, interested parties should dial (888) 203-1112 or (719) 457-0820 and enter confirmation code # 4311438 when prompted. The presentation slides that will be discussed in the conference call are expected to be available on Wednesday, October 31, 2007, by 6:00 pm ET. The presentation slides may be downloaded from the quarterly earnings page of the investor section on the CIRCOR website: http://www.circor.com/quarterlyearnings/. An audio recording of the conference call also is expected to be posted on the company’s website by November 5, 2007.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED “RISK FACTORS” IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, WHICH CAN BE ACCESSED UNDER THE “INVESTORS” LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CIRCOR INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

UNAUDITED

	Three Months Ended		Nine Months Ended
	Sep 30, 2007	Oct 1, 2006	Sep 30, 2007	Oct 1, 2006
Net revenues	$164,017	$150,412	$491,217	$422,096
Cost of revenues	116,465	106,934	349,052	298,159

GROSS PROFIT	47,552	43,478	142,165	123,937
Selling, general and administrative expenses	32,672	30,819	98,136	92,079
Special charges	2,131	479	3,436	479

OPERATING INCOME	12,749	12,180	40,593	31,379

Other (income) expense:
Interest income	(129)	(134)	(259)	(332)
Interest expense	873	1,517	3,105	4,203
Other (income) expense, net	(1,508)	27	(1,390)	(352)

Total other expense	(764)	1,410	1,456	3,519

INCOME BEFORE INCOME TAXES	13,513	10,770	39,137	27,860
Provision for income taxes	3,148	3,446	11,347	8,915

NET INCOME	$10,365	$7,324	$27,790	$18,945

Earnings per common share:
Basic	$0.63	$0.46	$1.70	$1.19
Diluted	$0.62	$0.45	$1.67	$1.16
Weighted average common shares outstanding:
Basic	16,509	16,007	16,369	15,943
Diluted	16,768	16,368	16,660	16,302

CIRCOR INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

UNAUDITED

	Nine Months Ended
	Sep 30, 2007	Oct 1, 2006
OPERATING ACTIVITIES
Net income	$27,790	$18,945
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,282	8,689
Amortization	1,917	1,791
Compensation expense of stock-based plans	4,769	2,476
Tax effect of share based compensation	(3,570)	—
Loss on sale of assets held for sale	210	36
Gain on sale of property, plant and equipment	(50)	(18)
Gain on sale of affiliate	(1,605)	—
Equity earnings and paid dividends of affiliate, net	452	(15)

Changes in operating assets and liabilities, net of effects from business acquisitions:
Trade accounts receivable	(680)	(9,812)
Inventories	(14,037)	(31,730)
Prepaid expenses and other assets	(8,031)	97
Accounts payable, accrued expenses and other liabilities	4,759	22,533

Net cash provided by operating activities	20,206	12,992

INVESTING ACTIVITIES
Additions to property, plant and equipment	(6,886)	(7,143)
Proceeds from disposal or sale of property, plant and equipment	435	364
Proceeds from sale of assets held for sale	2,259	100
Business acquisitions, net of cash acquired	(2,704)	(61,121)
Proceeds from sale of affiliate	1,605	—
Purchase of investments	—	(9,561)
Proceeds from sale of investments	—	9,537

Net cash used in investing activities	(5,291)	(67,824)

FINANCING ACTIVITIES
Proceeds from debt borrowings	70,359	65,565
Payments of debt	(93,415)	(11,483)
Dividends paid	(1,840)	(1,795)
Proceeds from the exercise of stock options	6,296	2,066
Tax effect of share based compensation	3,570	1,046

Net cash (used in) provided by financing activities	(15,030)	55,399

Effect of exchange rate changes on cash and cash equivalents	1,637	1,586

INCREASE IN CASH AND CASH EQUIVALENTS	1,522	2,153
Cash and cash equivalents at beginning of year	28,652	31,112

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$30,174	$33,265

CIRCOR INTERNATIONAL, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

UNAUDITED

	Sep 30, 2007	December 31, 2006
ASSETS
Current Assets:
Cash & cash equivalents	$30,174	$28,652
Investments	100	86
Trade accounts receivable, less allowance for doubtful accounts of $ 2,732 and $2,523, respectively	113,470	108,689
Inventories	169,615	150,160
Prepaid expenses and other current assets	11,215	2,926
Deferred income taxes	6,794	7,305
Assets held for sale	914	3,132

Total Current Assets	332,282	300,950

Property, Plant and Equipment, net	79,732	79,039

Other Assets:
Goodwill	168,858	163,720
Intangibles, net	48,493	49,226
Other assets	12,612	12,740

Total Assets	$641,977	$605,675

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$72,617	$71,788
Accrued expenses and other current liabilities	62,224	54,359
Accrued compensation and benefits	17,822	15,325
Income taxes payable	2,063	6,027
Notes payable and current portion of long-term debt	2,245	415

Total Current Liabilities	156,971	147,914

Long-Term Debt, net of current portion	39,844	64,411
Deferred Income Taxes	21,494	21,674
Other Non-Current Liabilities	14,532	14,375

Shareholders' Equity:
Preferred stock, $.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $.01 par value; 29,000,000 shares authorized; and 16,645,414 and 16,181,070 issued and outstanding, respectively	167	162
Additional paid-in capital	238,753	224,508
Retained earnings	135,146	109,251
Accumulated other comprehensive income	35,070	23,380

Total Shareholders' Equity	409,136	357,301

Total Liabilities and Shareholders' Equity	$641,977	$605,675

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CIRCOR INTERNATIONAL, INC.

SUMMARY OF ORDERS AND BACKLOG

(in thousands)

UNAUDITED

	Three Months Ended			Nine Months Ended
	Sep 30, 2007	Oct 1, 2006		Sep 30, 2007	Oct 1, 2006
ORDERS
Instrumentation & Thermal Fluid Controls	$90,014	$83,397	*	$273,842	$249,103	*
Energy Products	95,998	56,975		327,404	286,394

Total orders	$186,012	$140,372		$601,246	$535,497

	Sep 30, 2007	Oct 1, 2006
BACKLOG
Instrumentation & Thermal Fluid Controls	$135,146	$119,203	*
Energy Products	260,555	164,892

Total backlog	$395,701	$284,095

Note: Backlog includes all unshipped customer orders.

*—	Orders for the Instrumentation & Thermal Fluid Controls Products segment have been reduced by $2,165 and $6,430 for the three and nine months ended October 1, 2006, respectively, for the sale in December 2006 of the small, French business, Societe Alsacienne Regulaves Thermiques von Rohr (“Sart”),
—	Backlog as of October 1, 2006 was reduced by $1,128 for the December 2006 sale of Sart.

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CIRCOR INTERNATIONAL, INC.

SUMMARY REPORT BY SEGMENT

(in thousands, except earnings per share)

UNAUDITED

	2006					2007
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	Full Year	1ST QTR	2ND QTR	3RD QTR	YTD
NET REVENUES
Instrumentation & Thermal Fluid Controls (TFC)	$72,434	$79,470	$79,205	$81,591	$312,700	$81,296	$85,740	$85,094	$252,130
Energy Products	54,861	64,919	71,207	88,024	279,011	79,967	80,197	78,923	239,087

Total	127,295	144,389	150,412	169,615	591,711	161,263	165,937	164,017	491,217

OPERATING MARGIN
Instrumentation & TFC	9.1%	8.6%	9.5%	8.2%	8.8%	7.9%	8.7%	7.1%	7.9%
Energy Products	10.4%	11.4%	13.2%	15.7%	13.0%	12.7%	16.3%	17.4%	15.4%
Segment operating margin	9.7%	9.9%	11.3%	12.1%	10.8%	10.3%	12.4%	12.1%	11.6%
Corporate expenses	-3.0%	-2.5%	-2.8%	-2.4%	-2.7%	-2.4%	-2.4%	-3.0%	-2.6%
Special charges	0.0%	0.0%	-0.3%	-0.1%	-0.1%	-0.4%	-0.4%	-1.3%	-0.7%
Total operating margin	6.7%	7.4%	8.1%	9.5%	8.0%	7.4%	9.5%	7.8%	8.3%

OPERATING INCOME
Instrumentation & TFC (excl. special & unusual charges)	6,595	6,861	7,522	6,680	27,658	6,433	7,438	6,076	19,947
Energy Products (excl. special & unusual charges)	5,702	7,429	9,420	13,797	36,348	10,125	13,063	13,745	36,933

Segment operating income (excl. special & unusual charges)	12,297	14,290	16,942	20,477	64,006	16,558	20,501	19,821	56,880
Corporate expenses (excl. special & unusual charges)	(3,809)	(3,578)	(4,284)	(4,146)	(15,817)	(3,853)	(4,056)	(4,941)	(12,850)
Special charges	—		(479)	(200)	(679)	(691)	(615)	(2,131)	(3,437)

Total operating income	8,488	10,712	12,179	16,131	47,510	12,014	15,830	12,749	40,593
INTEREST EXPENSE, NET	(1,024)	(1,464)	(1,383)	(1,246)	(5,117)	(1,218)	(884)	(744)	(2,846)
OTHER (EXPENSE) INCOME, NET	131	248	(27)	(486)	(134)	97	(215)	1,508	1,390

PRETAX INCOME	7,595	9,496	10,769	14,399	42,259	10,893	14,731	13,513	39,137
PROVISION FOR INCOME TAXES	(2,431)	(3,038)	(3,446)	(4,016)	(12,931)	(3,486)	(4,713)	(3,148)	(11,347)

EFFECTIVE TAX RATE	32.0%	32.0%	32.0%	27.9%	30.6%	32.0%	32.0%	23.3%	29.0%
NET INCOME	$5,164	$6,458	$7,323	$10,383	$29,328	$7,407	$10,018	$10,365	$27,790

Weighted Average Common Shares Outstanding (Diluted)	16,197	16,332	16,368	16,438	16,291	16,533	16,679	16,768	16,660

EARNINGS PER COMMON SHARE (Diluted)	$0.32	$0.40	$0.45	$0.63	$1.80	$0.45	$0.60	$0.62	$1.67

EBIT	$8,619	$10,960	$12,152	$15,645	$47,376	$12,111	$15,615	$14,257	$41,983
Depreciation	2,619	3,169	2,901	2,517	11,206	2,808	2,812	2,662	8,282
Amortization of intangibles	515	567	709	603	2,394	626	632	659	1,917

EBITDA	$11,753	$14,696	$15,762	$18,765	$60,976	$15,545	$19,059	$17,578	$52,182

EBITDA AS A PERCENT OF SALES	9.2%	10.2%	10.5%	11.1%	10.3%	9.6%	11.5%	10.7%	10.6%

CAPITAL EXPENDITURES	$1,578	$1,742	$3,823	$2,790	$9,933	$1,776	$2,266	$2,844	$6,886

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CIRCOR INTERNATIONAL, INC.

RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED

GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS

(in thousands)

UNAUDITED

	2006					2007
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	Full Year	1ST QTR	2ND QTR	3RD QTR	YTD
FREE CASH FLOW [NET CASH FLOW FROM OPERATING ACTIVITIES LESS CAPITAL EXPENDITURES LESS DIVIDENDS PAID]	$(5,213)	$402	$8,865	$13,476	$17,530	$(5,429)	$5,439	$11,470	$11,480

ADD: Capital expenditures	1,578	1,742	3,823	2,790	9,933	1,776	2,266	2,844	6,886
Dividends paid	595	600	600	600	2,395	609	614	617	1,840

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$(3,040)	$2,744	$13,288	$16,866	$29,858	$(3,044)	$8,319	$14,931	$20,206

NET (CASH) DEBT [TOTAL DEBT LESS CASH & CASH EQUIVALENTS LESS INVESTMENTS]	$68,271	$64,336	$55,157	$36,088	$36,088	$39,366	$29,848	$11,815	$11,815

ADD: Cash & cash equivalents	27,069	25,966	33,265	28,652	28,652	27,050	25,281	30,174	30,174
Investments	—	2,639	90	86	86	87	94	100	100

TOTAL DEBT	$95,340	$92,941	$88,512	$64,826	$64,826	$66,503	$55,223	$42,089	$42,089

NET DEBT AS % OF NET CAPITALIZATION	17.7%	16.2%	13.9%	9.2%	9.2%	9.6%	7.2%	2.8%	2.8%

NET CAPITALIZATION [TOTAL DEBT PLUS SHAREHOLDERS EQUITY LESS CASH & CASH EQUIVALENTS, LESS INVESTMENTS]	$385,659	$397,814	$397,012	$393,389	$393,389	$408,944	$415,386	$420,951	$420,951
LESS: Total debt	(95,340)	(92,941)	(88,512)	(64,826)	(64,826)	(66,503)	(55,223)	(42,089)	(42,089)
ADD: Cash & cash equivalents	27,069	25,966	33,265	28,652	28,652	27,050	25,281	30,174	30,174
Investments	—	2,639	90	86	86	87	94	100	100

TOTAL SHAREHOLDERS EQUITY	317,388	333,478	341,855	357,301	357,301	369,578	385,538	409,136	409,136
ADD: Total debt	95,340	92,941	88,512	64,826	64,826	66,503	55,223	42,089	42,089

TOTAL CAPITAL	$412,728	$426,419	$430,367	$422,127	$422,127	$436,081	$440,761	$451,225	$451,225

TOTAL DEBT / TOTAL CAPITAL	23.1%	21.8%	20.6%	15.4%	15.4%	15.3%	12.5%	9.3%	9.3%

EBIT [NET INCOME LESS INTEREST EXPENSE, NET]	$8,619	$10,960	$12,152	$15,645	$47,376	$12,111	$15,615	$14,257	$41,983

LESS: Interest expense, net	(1,024)	(1,464)	(1,383)	(1,246)	(5,117)	(1,218)	(884)	(744)	(2,846)
Provision for income taxes	(2,431)	(3,038)	(3,446)	(4,016)	(12,931)	(3,486)	(4,713)	(3,148)	(11,347)

NET INCOME	$5,164	$6,458	$7,323	$10,383	$29,328	$7,407	$10,018	$10,365	$27,790

EBITDA [NET INCOME LESS INTEREST EXPENSE, NET LESS DEPRECIATION LESS AMORTIZATION LESS TAXES]	$11,753	$14,696	$15,762	$18,765	$60,976	$15,545	$19,059	$17,578	$52,182

LESS:
Interest expense, net	(1,024)	(1,464)	(1,383)	(1,246)	(5,117)	(1,218)	(884)	(744)	(2,846)
Depreciation	(2,619)	(3,169)	(2,901)	(2,517)	(11,206)	(2,808)	(2,812)	(2,662)	(8,282)
Amortization of intangibles	(515)	(567)	(709)	(603)	(2,394)	(626)	(632)	(659)	(1,917)
Provision for income taxes	(2,431)	(3,038)	(3,446)	(4,016)	(12,931)	(3,486)	(4,713)	(3,148)	(11,347)

NET INCOME	$5,164	$6,458	$7,323	$10,383	$29,328	$7,407	$10,018	$10,365	$27,790

ADJUSTED INCOME EXCLUDING SPECIAL CHARGES, GAIN ON SALE of AFFILIATE, NET OF TAX and INCOME TAX BENEFIT	$5,164	$6,458	$7,649	$10,527	$29,799	$7,877	$10,436	$9,811	$28,124

LESS: Special charges, net of tax	—	—	(326)	(144)	(471)	(470)	(418)	(1,449)	(2,337)
LESS: Gain on sale of affiliate, net of tax	—	—	—	—	—	—	—	1,043	1,043
LESS: Benefit from income tax changes	—	—	—	—	—	—	—	960	960

NET INCOME	$5,164	$6,458	$7,323	$10,383	$29,328	$7,407	$10,018	$10,365	$27,790

Weighted average common shares outstanding (diluted)	16,197	16,332	16,368	16,438	16,291	16,533	16,679	16,768	16,660

ADJUSTED EARNINGS PER SHARE EXCLUDING SPECIAL CHARGES, GAIN ON SALE of AFFILIATE, and INCOME TAX BENEFIT	$0.32	$0.40	$0.47	$0.64	$1.83	$0.48	$0.63	$0.59	$1.70

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